Exhibit 10.4

Term Fuel Supply Agreement
General Terms and Conditions

By and Between

The Pantry, Inc.

and

BP Products North America Inc.

June 1, 2011

_________________

[***]  Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

TABLE OF CONTENTS

ARTICLE 1. DEFINITIONS………………………………………………………………………………..........................................................................................................................	2
ARTICLE 2. PRODUCTS AND SERVICES……………………………………………………………............................................................................................................................	3
ARTICLE 3. SALE AND DELIVERY……………………………………………………………………...........................................................................................................................	3
ARTICLE 4. CONTRACT PRICE……………………………………………………………………….............................................................................................................................	3
ARTICLE 5. BILLING, PAYMENT AND CREDIT……………………………………………………............................................................................................................................	3
ARTICLE 6. QUALITY………………………………………………………………………………….............................................................................................................................	4
ARTICLE 7. POSSESSION AND TITLE……………………………………………………………….............................................................................................................................	5
ARTICLE 8. NOTICES……………………………………………………………………………………...........................................................................................................................	5
ARTICLE 9. ASSIGNMENT, RESALE, and SELLER’S TRADE IDENTITIES………………………..........................................................................................................................	5
ARTICLE 10. ALLOCATIONS………………………………………………………………………….............................................................................................................................	6
ARTICLE 11. FORCE MAJEURE……………………………………………………………………….............................................................................................................................	6
ARTICLE 12. TAXES……………………………………………………………………………………............................................................................................................................	7
ARTICLE 13. CLAIMS AND DISPUTES………………………………………………………………...........................................................................................................................	7
ARTICLE 14. MISCELLANEOUS………………………………………………………………………...........................................................................................................................	7

Page i

TERM FUEL SUPPLY AGREEMENT

This TERM FUEL SUPPLY AGREEMENT (this “Agreement”) is made and entered into as of 1 June , 2011 by and between The Pantry, Inc. with principal offices at 1801 Douglas Rd., Sanford, NC, 27330, (“Buyer’), and BP Products North America Inc. with principal offices at 30 S. Wacker Drive, Chicago, IL 60606 (“Seller” and collectively with Buyer, the “Parties”).

WHEREAS, the Parties desire to enter into this Agreement under which Seller agrees to sell and Buyer agrees to purchase certain petroleum products identified in Exhibit A - Specific Terms and Conditions (“Exhibit A”).

NOW, THEREFORE, in consideration of the mutual agreement, covenants, and conditions herein contained, Seller and Buyer agree as follows:

ARTICLE 1. DEFINITIONS

Capitalized terms used but not defined in this Agreement shall have the meanings ascribed to them in the Fuel Supply Agreement. As used in this Agreement, the following terms shall have the meanings specified below.

1.1           “Affected Party” means a party who due to force majeure (as defined in Article 10) is rendered unable, in whole or in part, from performing any or all of its obligations under this Agreement.

1.2           “Agreement” means this Term Fuel Supply Agreement including all amendments, modifications or supplements hereto.

1.3           “Buyer” means the purchaser of products as identified in the introductory paragraph of this Agreement.

1.4           “Contract Price” means the price at which Product will be transferred from Seller to Buyer as defined in Exhibit A.

1.5           “Delivery Point” means the location where Product is transferred from Seller to Buyer.

1.6           “Force Majeure” means acts of God, strikes, lockouts, or other industrial disturbances, epidemics, landslides, lightning, earthquakes, fires, storms, floods, washouts, arrests and restraints of rulers and people, arrests and restraints of government, either federal or state, inability of any Party to obtain necessary materials, supplies (other than Product), or permits due to existing or future rules, orders, laws of governmental authorities (both federal and state),civil disturbances, explosions, sabotage, breakage or accident to machinery or lines of pipe, freezing of lines of pipe, and any other causes, whether of the kind herein enumerated or otherwise do.

1.7           “NYMEX close” means the daily close of the nearby futures contract on the New York Mercantile Exchange.

1.8           “OPIS Index” means the daily products rack price published by the Oil Price Information Service (“OPIS”).

1.9           “Platts Index” means the daily mean close of Platt’s Oilgram Price Report U.S.

1.10           “Product” means refined petroleum products including the various grades of gasolines and distillates identified in Exhibit A.

1.11           “Seller” means BP Products North America, Inc.

1.12           “Seller’s Trade Identities” means Seller’s trademarks, service marks, trade names, brand names, trade dress, logos, color patterns, color schemes, design schemes, insignia, image standards and the like.

1.13           “Service” means delivery, handling, or other service related to the sale of Product, as defined in Exhibit A.

1.14           “Specific Terms and Conditions” means Exhibit A which contains deal terms (product, quantity, dates, locations).

ARTICLE 2. PRODUCTS AND SERVICES

2.1           Seller agrees to sell to Buyer, and Buyer agrees to purchase from Seller, the Products as specified in Exhibit A.

2.2           Seller agrees to sell to Buyer, and Buyer agrees to purchase from Seller, the services specified in Exhibit A.

ARTICLE 3. SALE AND DELIVERY

3.1           Seller agrees to sell to Buyer, and Buyer agrees to purchase from Seller the quantities of Products as defined in Exhibit A.

3.2           All quantities of Products sold hereunder are net volume and use a basis of the temperature hereof at 60 degrees Fahrenheit in accordance with API specifications listed in the Manual of Petroleum Measurement standards unless specified otherwise in Exhibit A.

3.3           Seller agrees to sell to Buyer, and Buyer agrees to take delivery/lift from Seller, Product at the locations specified in Exhibit A.

ARTICLE 4. CONTRACT PRICE

4.1           The Contract Price for all Product sold and purchased under this Agreement at the Delivery Point(s) shall be as defined in Exhibit A.

4.2           The pricing index will be designated in Exhibit A. For Platts and OPIS priced deals the following pricing days will be used: (i) for Saturday and Sundays the price effective dates is the Friday immediately prior to the delivery date; (ii) for Holiday deliveries and/or days index is not quoted, the price effective dates is the first day immediately prior to the delivery date that the index was quoted, and (iii) for all other deliveries, the price effective for the delivery date is the delivery date.

4.3           If the index used for pricing ceases to be published, then a new basis for calculation shall be negotiated in good faith between the Parties. If no agreement on a substitute index can be reached, this Agreement shall automatically terminate on the earlier of 60 days after the cessation of the publishing of such index, or 30 days after one party notifies the other.

4.4           If regulatory changes require or allow the sale of a different formulation of Product, then Seller may offer for sale to Buyer the new product. The Parties acknowledge that the uncertainty regarding such regulatory changes make it impossible to predict the availability and cost of a different formulation. Seller shall provide Buyer with a minimum 30 day written notice of any change in Product formulation and price. If Product availability or price for the new product at any location differs materially from the Product sold by this contract (or Agreement, if that’s the language), then the Parties shall negotiate in good faith to reach a new agreement regarding supply and price for product at that location. If no agreement can be reached within 45 days of Seller’s written notice of a required change, then Buyer shall have the right to re-bid the specific location(s) for which the different product formulation applies.

ARTICLE 5. BILLING, PAYMENT AND CREDIT

5.1           Billing will be based on the quantities identified on the Bill of Lading at the time of delivery/lift. All payments will be due under the terms set forth in Exhibit A.

5.2           Buyer shall remit any amounts due by the date specified in Exhibit A, or if such day is not a Business Day, the next Business Day. If presentation by Seller of the Bill of Lading is delayed, the due date for Buyer’s payment shall be extended for a like period, unless Buyer is primarily responsible for such delay.

5.3           If Buyer or Seller should fail to remit any amounts in full when due as required hereunder, or if any adjustments are made under this Agreement, including but not limited to, adjustments as a result of the conclusion of any audits or as a result of the resolution of a billing dispute, interest on the unpaid portion shall accrue at a rate equal to the prevailing LIBOR interest rates plus 1%.

5.4           If Buyer fails to make timely payment under Section 5.2 and such failure is not remedied within five business days after Seller gives Buyer written notice of such failure, Seller, in addition to any other remedy it may have, may suspend further sale and delivery of Product until such amount, including interest, is paid; provided, if Buyer, in good faith, shall dispute the amount of any such billing or part thereof and shall pay to Seller such amounts as Buyer concedes to be correct, Seller shall continue to sell and deliver Product as provided hereunder. Seller shall promptly investigate the matter and submit an adjusted bill, if necessary, to Buyer. If Buyer has underpaid the amount actually due, Buyer shall remit any amount due plus interest within ten (10) days after Buyer’s receipt of an adjusted billing statement from Seller. If Buyer has overpaid amounts actually due, Seller shall remit to Buyer any necessary refund plus interest (LIBOR plus 1%) within thirty (30) days after determination of such overpayment.

5.5           Any dispute not resolved pursuant to the terms of this Article 5 shall be without recourse, unless litigation has been commenced within twenty-four (24) months after the event causing the dispute is discovered or reasonably should have been discovered.

5.6           Nothing in this Agreement will be construed as obligating Seller to extend credit to Buyer. Seller reserves the right to change its credit terms at any time including, but not limited to, require that Buyer pay for all Produces and Services purchased pursuant to this Agreement in advance or at the time of delivery, in cash, in certified fund or via wire transfer. Seller may also require that Buyer provide Seller with a letter of credit, deposit or other forms of security or interim financial statements, upon Seller’s request. Failure by Buyer to timely and fully pay monies owed to Seller in accordance with established credit terms will be grounds for termination of this Agreement.

ARTICLE 6. QUALITY

6.1           Product shall conform to the requirements of all applicable environmental laws, regulations, and ASTM industry standards for petroleum products. In the event Products Seller seeks to deliver to Buyer or its designee under this Agreement shall fail to conform to such quality standards and specifications, Buyer may, at its option and in addition to all other available remedies, either (1) refuse to accept delivery of such nonconforming product, or (2) accept such product and cure the nonconformity, provided such cure shall be at Seller’s expense through a payment reduction or otherwise, at Buyers option.

6.2           Rejection of product must occur within 48 hours of receipt, after 48 hours product will be regarded as accepted by Buyer. If products are rejected notice must be giving to Seller fully specifying all claimed shortages, defects, and/or nonconformities. The failure to specify shall constitute a waiver of that shortage, defect, or nonconformity.

6.3           If regulatory changes require or allow the sale of a different formulation of Product then Seller may offer for sale to Buyer the new product. Seller shall provide Buyer a minimum 30 day written notice of the change and the applicable pricing. Buyer in turn has the right to re-bid the specific location(s) for which the different product formulation applies.

6.4           Except as expressly stated above, seller makes no other warranties, express or implied, with respect to the products, and warranties of the merchantability for any particular purpose or use are expressly disclaimed.

ARTICLE 7. POSSESSION AND TITLE

7.1           As between the Parties, Seller shall be deemed to be in exclusive control and possession of all Product to be delivered under this Agreement prior to its delivery to Buyer, and Seller shall bear the risk of loss and be responsible for any damage or injury caused by such Product prior to its delivery to Buyer. Seller shall indemnify Buyer and hold Buyer harmless from all liability and expense on account of any and all damages, claims or actions, including injury to and death of persons, arising with respect to such Product prior to its delivery to Buyer.

7.2           As between the Parties, Buyer shall be deemed to be in exclusive control and possession of all Product to be delivered under this Agreement after its delivery, and Buyer shall bear the risk of loss and be responsible for any damage or injury caused by such Product after its delivery to Buyer. Buyer shall indemnify Seller and hold Seller harmless from all liability and expense on account of any and all damages, claims or actions, including injury to and death of persons, arising with respect to such Product after its delivery to Seller.

7.3           Title to all Product sold and purchased hereunder shall pass from Seller to Buyer at the Delivery Point applicable to the sale and purchase of such Product. Delivery occurs when product exits the transport vehicle provided by Seller or when Buyer picks up product with its vehicle. Specific delivery points are as follows:

a.	if via rack: coupler, at the loading rack;
b.	If via pipeline, at the pipeline meter into Buyer’s terminal facility;
c.	If from barge: at the outlet flange of hose if hose provided by barge, otherwise permanent discharge pipe flange; or
d.	If to barge, at the inlet flange of hose if hose provided by barge, otherwise permanent loading pipe.

7.4           Seller warrants title to all Product sold and all Product delivered under this Agreement, free and clear of all liens, encumbrances, production burdens and other adverse claims whatsoever.

7.5           Prior to taking possession of Product Buyer will acknowledge receipt of Seller’s Material Safety Data Sheet (MSDS) and is aware of its contents and of the hazards in handling, storage, use and transportation of Product. Buyer will inform its employees or agents of any Product hazards or risks, and will provide a copy of each product MSDS to its handlers of the Product.

ARTICLE 8. NOTICES

8.1           All communications required or permitted under the terms of this Agreement shall be in writing delivered (i) personally, (ii) registered overnight courier, or (iii) electronic messaging system with delivery confirmation. The notice date will be the delivery date. Parties will communicate any address changes by written notice in accordance with this provision as defined in Exhibit A.

ARTICLE 9. ASSIGNMENT, RESALE, and SELLER’S TRADE IDENTITIES

9.1           This Agreement shall extend to and be binding upon both parties hereto, their respective heirs, executors, administrators, successors and assigns. Neither Party shall assign this Agreement in whole or part without the prior written approval of the other Party, which approval may be withheld or given at the sole discretion of such Party. Any Party’s purported transfer or assignment n violation of this Article 9 shall be void.

9.2           Buyer’s resale of Product under this Agreement is limited to Buyer’s normal sale or resale of Product.

9.3           This Agreement does not include a license or any other type of right to use or display Seller’s Trade Identities. Buyer agrees that it has no right and will not advertise, distribute or resell the Products purchased under this program as BP-branded motor fuels

ARTICLE 10. ALLOCATIONS

10.1           Buyer expressly agrees and accepts that in the case of a reduction in the total supply of Product available to Seller due to (a) Force Majeure, (b) an actual shortage of Product, however caused, (c) a partial or total interruption, loss, or shortage of transportation facilities or supplies, then in any such case, Seller may enforce a terminal specific, regional, or system wide allocation program. Seller may allocate its available supplies of Product on any basis which in Seller’s sole judgment is fair and reasonable, including, but not limited to, an allocation based on ratable, historical, or planned deliveries and Seller’s own requirements for Product Seller shall not be obligated to make up any shortage resulting from a fair and reasonable allocation.

10.2           Allocations: Seller has the right to restrict the maximum amount Buyer may lift or take delivery of during any given month to Buyer’s allocation amount, determined as follows: Seller will use a [***] ([***]) to establish customer allocations. [***] is based on [***]. In the event a [***] does not exist for Buyer, Seller will utilize the monthly contract volume set forth in Schedule A to establish allocations [***]. Seller may agree to adjust allocations upon receipt of a written request from Buyer, but is not committed to providing additional allocation unless Buyer has lifted contract volume as outlined in Schedule A.

ARTICLE 11. FORCE MAJEURE

11.1           Except with regard to Buyer’s or Seller’s obligations to make payments due under this Agreement, in the event either Party (the “Affected Party”) is rendered unable, wholly or in part, by Force Majeure to perform any or all of its obligations under this Agreement, upon the Affected Party’s giving notice and full particulars of such Force Majeure to the other Party as soon as reasonably possible (such notice may be telephonic provided it is confirmed in writing as soon as possible), the obligations the Affected Party is unable to perform due to the Force Majeure shall be suspended during the continuance of such inability. The cause of the Force Majeure shall as far as possible be remedied with all reasonable diligence and dispatch, including endeavoring to utilize alternative supply sources, transportation routes and/or Delivery Point(s); provided, no provision of this Agreement shall be interpreted to require Seller to deliver, or Buyer to receive, quantities of Product at points other than the Delivery Point(s).

11.2           “Force Majeure” is defined in Section 1.6. Force Majeure are conditions which were not anticipated at the time of Agreement, which are not within the control of the Party claiming suspension and which by the exercise of due diligence such Party is unable to overcome. It is expressly agreed by the Parties that neither (i) Buyer’s loss of markets or inability economically to use or resell Product purchased under this Agreement, nor (ii) Seller’s loss of supply or ability to sell Product to a market at a more advantageous price constitutes Force Majeure.

11.3           The term “Force Majeure” also shall include any event of Force Majeure, as defined in Section 1.6, occurring with respect to the facilities or service of a Party’s third party transporters delivering or receiving Product at a Delivery Point, but shall not include curtailment or interruption of either firm or interruptible service by such third-party transporter, unless such curtailment or interruption was a result of an event of Force Majeure described in Section 1.6.

11.4           It is understood and agreed that the settlement of strikes or lockouts shall be entirely within the discretion of the Party having the difficulty, and that the above requirement of the use of diligence and dispatch in restoring normal operation conditions shall not require the settlement of strikes or lockouts when such course is inadvisable in the discretion of the Party having the difficulty.

_________________

[***]  Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

ARTICLE 12. TAXES

12.1           The Contract Price does not include reimbursement for, and Buyer is liable for and shall pay, cause to be paid, or reimburse Seller if Seller has paid, all taxes applicable to the Product sold hereunder, specifically excluding, however, any taxes related to the gross receipts of Seller. Buyer shall indemnify, defend and hold Seller harmless from any liability for such taxes.

12.2           Both Parties shall use reasonable efforts to administer this Agreement and implement the provisions in accordance with their intent to minimize taxes. Upon request, a Party shall provide a certificate of exemption or other reasonably satisfactory evidence of exemption from any Tax and each Party agrees to cooperate with the other Party in obtaining any such exemption.

ARTICLE 13. CLAIMS AND DISPUTES

13.1           Effect of Waiver or Consent. Failure by a Party to complain of any act of the other Party or to declare the other Party in default with respect to this Agreement, irrespective of how long that failure continues, does not constitute a waiver by that Party of its rights with respect to that default until the applicable statute of limitations period has run.

13.2           Indemnification. Buyer agrees to indemnify, protect, defend, and hold harmless Seller from and against any and all claims, actions, losses, costs and expenses, including reasonable attorney’s fees, for property damage, personal injury or death, fines or penalties to the extent related to or arising out of Buyer’s negligence or willful misconduct relative to Buyer’s performance hereunder, or relative to Buyer or its agents, employees, or contractors entering, leaving or being on Seller’s premises, or involving any spills or discharges of Products purchased hereunder or any other conduct that is, or is alleged to be, in violation of any law, regulation, or ordinance.

Seller shall indemnify, defend and hold Buyer harmless from any and all suits, actions, debts, accounts, damages, costs, losses, and expenses arising from or out of liens, encumbrances, production burdens and other adverse claims whatsoever of any or all persons to said Product or to royalties, license fees or charges thereon, which are applicable to said Product at or prior to its delivery to Buyer at the Delivery Point(s) or to any other conduct that is, or is alleged, to be, in violation of any law, regulation or ordinance. Buyer, in addition to all other available remedies, may refuse to accept all Product failing to meet the foregoing title requirements.

13.3           Limitation of Damages. Buyer’s exclusive remedy for any and all losses or damages relating to the purchase and sale of product under this Agreement, including, but not limited to, any allegations of breach of warranty, breach of contract (including failure to deliver product hereunder), negligence or strict liability, shall be limited, at Seller’s option, to either the return of the purchase price or the replacement of the particular product for which a claim is made and proved. In no event shall Seller or Buyer be liable to the other of any special, consequential, incidental or indirect losses or damages.

13.4           Resolution of Disputes and Governing Law. Dispute or controversy the parties cannot mutually resolve, shall be resolved by binding arbitration. The site of arbitration shall be DuPage County, IL under the auspices of and h accord with the American Arbitration Association. This section shall survive termination or expiration of this Agreement. The law of Illinois, without regard to its conflicts of law rules, shall govern this Agreement.

ARTICLE 14. MISCELLANEOUS

14.1           Entire Agreement. This Agreement and the exhibits hereto and constitute the entire agreement between the Parties relating to the subject matter contemplated by this Agreement. There are no prior or contemporaneous agreements or representations (whether oral or written) affecting the subject matter other than those herein expressed. No amendment, modification or change to this Agreement herein shall be enforceable, except as specifically provided for in this Agreement, unless reduced to writing and executed by both Parties.

14.2           Severability. If a court of competent jurisdiction declares or adjudges one or more paragraphs of this Agreement, or paragraph portions, invalid or void, the remaining paragraphs or paragraph portions will remain in full force and effect.

14.3           Audit Rights. Seller, Buyer or any third party representative of Seller or Buyer shall have the right, upon reasonable notice and at reasonable times, to examine the books and records of the other to the extent reasonably necessary to verify the accuracy of any billing statement, payment demand, charge, payment or computation made under this Agreement.

14.4           Construction and Headings. The section titles and subtitles in this Agreement are for ease of reference only. They do not modify, restrict or expand upon the meaning of any provision.

14.5           Execution. This Agreement will not be binding upon Seller or Buyer unless and until it is signed by Seller’s and Buyer’s authorized representatives.

IN WITNESS WHEREOF, the Parties have entered into this Agreement, effective as of the date first above written.

(Customer Name)

By:           /s/ Terrance Marks

Name:               Terrance Marks

Title:               President & CEO

Date:               6/17/11

BP Products North America Inc.

By:                     /s/ Jeffrey C. Burrell

Name:               Jeffrey C. Burrell

Title:               National Commercial Sale Manager

Date:               6/17/11

Exhibit A — Specific Terms and Conditions

Buyer The Pantry, Inc. 1801 Douglas Rd. Sanford, NC, 27330	Seller BP Products North America Inc. 30 S. Wacker Drive, Ste. 900 Chicago, IL 60606	Effective Date of Contract: July 6, 2011
Specific Terms & Conditions
1.This Product Sale Contract (“Contract”), consists of these Specific Terms & Conditions, BP Product North America Inc. General Terms & Conditions dated June 1, 2011 and BP Confidentiality Agreement and covers the sale of Product by Seller to Buyer as set forth herein.

2.The Term of this Contract will commence on July 6, 2011 and continue until June 27, 2012.
3.Contract Details : See Attached Schedule A
4.Additional Provisions:
i.Liftings/Delivery: Buyer must lift or take delivery during each month at least [***] of the Annual Contract Volume set forth for each product at each terminal in Schedule A.
ii.Ratable: The Buyer agrees to lift or take delivery of product from BP on a ratable basis during each contract month by [***].
iii.Allocations:  Monthly allocation will be determined by [***]: Seller will use a [***] to establish customer allocations. [***] is based on [***]. In the event a [***] does not exist for Buyer, Seller will utilize the monthly contract volume set forth in Schedule A to establish allocations [***]. Seller may agree to adjust allocations at request of Buyer, but Seller is not committed to providing additional allocation unless Buyer has lifted contract volume as outlined in Schedule A. Under normal operating conditions, Seller will provide Buyer [***] and [***] allocation thresholds based on a 31-day month.
iv.Under Lift:  Except for run-outs by Seller at each Delivery Point, Seller may, at its discretion, execute one of the following courses of action following [***] under lifting. 1) Terminate contractual volume at specifically identified terminal(s) where Buyer has not met minimum lifting requirement of [***], or (2) Terminate contract in its entirety.
v.Run-outs: If Seller determines that a Product runout will prevent Buyer from lifting its entire contract volume at a specific Delivery Point during a specific month, Seller may allow Buyer to: (1) [***]; and/or (2) [***].  These options may apply only to those contract quantities that would have been lifted during the run-out period if the customer had lifted ratably throughout the period.
vi.Tariff, Shipping and Terminating Cost Increase Pass-Through: If applicable, during the course of the contract, costs increase beyond the control of the Seller, Seller will notify Buyer in writing of such increase.  Costs will include increases to common carrier pipeline tariffs, for-hire barge and shipping costs or third party terminating costs.  Price increase will become effective 30 days following notification.

5.Payments: BP shall invoice Buyer for all amounts due under this Contract. The invoice shall be accompanied by any necessary supporting documents. All payments shall be due and payable in full within ten (10) from the date of delivery via Electronic Funds Transfer (EFT).

_________________

[***]  Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

This Agreement is subject to BP Product North America Inc. General Terms & Conditions in effect on day of lifting. However, if there is any conflict in terms between the Specific Terms and Conditions and BP Product North America Inc. General Terms & Conditions, the Specific Terms & Conditions supersede the BP Product North America, Inc. General Terms & Conditions with respect to the conflicting terms.

ACCPETED AND AGREED TO:

BP Products North America., Inc.		The Pantry, Inc.

By:	/s/ Jeffrey C. Burrell	By:	/s/ Terrance Marks

Name:	Jeffrey C. Burrell	Name:	Terrance Marks

Title:	National Commercial Sales Manager	Title:	President & CEO

Date:	6/17/11	Date:	6/17/11

CONFIDENTIAL TREATMENT REQUESTED

BP Products North America, Inc. SCHEDULE A
CUSTOMER: Contract Start Date: Contract End Date:	The Pantry, Inc. July 6, 2011 June 27, 2012

Terminal	Product (1)	Annual Contract Volume, Gals/Year (2,3)	Octanes	Pricing Mechanisms	[***]	Prices firm	Pricing Formula (4, 5)	Billing Net or Gross Gallons (6)	Mode(7)

[***]	153885-87 590 RE+ E10	[***]	87	[***]	[***]	[***]	[***]	Net	FOB Rack

[***]	319765-93 R9+ PREM E10	[***]	93	[***]	[***]	[***]	[***]	Net	FOB Rack

[***]	153885-87 R9+ REG El0	[***]	87	[***]	[***]	[***]	[***]	Net	FOB Rack

[***]	319765-93 R9+ PREM El0	[***]	93	[***]	[***]	[***]	[***]	Net	FOB Rack

[***]	153885-87 R9+ REG E10	[***]	87	[***]	[***]	[***]	[***]	Net	FOB Rack

[***]	319765-9 3 R9+ PREM EIO	[***]	93	[***]	[***]	[***]	[***]	Net	FOB Rack

[***]	153885-87 R9+ REG E10	[***]	87	[***]	[***]	[***]	[***]	Net	FOB Rack

[***]	319765-93 R9+ PREM E10	[***]	93	[***]	[***]	[***]	[***]	Net	FOB Rack

[***]	153885-87 R9+ REG E10	[***]	87	[***]	[***]	[***]	[***]	Net	FOB Rack

[***]	319765-93 R9+ PREM E10	[***]	93	[***]	[***]	[***]	[***]	Net	FOB Rack
	Total, gals/year	[***]
	Total, gals/mo	[***]
	Total, bb/day	[***]

Notes:
1.  Offer is for ratable supply of finished, ethanol blended gasoline at listed primary terminal locations. Proposed supply contract will be effective December 1, 2010 to November 29, 2011. BP will consider all or part of this volume in establishing a supply agreement.
2.  Volume to be lifted on a weekly ratable basis with monthly tolerances each month [***] of contracted volume.  Initial allocations based on the following formulas: ([***]) = [***]; (([***]) *[***]) = [***].  After an applicable [***] is established, actual [***] allocations will be based on [***] using the [***] ([***]) with a [***] for BP and customer review. If [***] BP may, at its discretion, reduce contract volumes or cancel contract in part or in its entirety.
3.  Where appropriate, gasoline RVP will switch from R9+ to R7+ product during RVP season.
4.  [***] is before all applicable federal, state and local taxes and fees. Pricing at back-up terminal will be based on primary terminal rack using agreed pricing formula as noted above.
5.  If, during the course of the contract, costs increase beyond the control of the Seller, Seller will notify Buyer in writing of such increase. Costs will include increases to common carrier pipeline tariffs, for-hire barge and shipping costs or third party terminating costs. Price increase will become effective 30 days following notification.
6.  Volume sold NET gallons (temperature adjusted to 60 degrees F).
7.  Product is sold FOB terminal rack.  The Pantry, Inc will take ownership at rack and is responsible for delivery of product to distribution location. BP is not responsible for delivery.

_________________

[***]  Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

For BP Products North America Inc.	For The Pantry, Inc.
/s/ Jeffrey C. Burrell	/s/ Terrance Marks
Signature	Signature

Jeffrey C. Burrell	Terrance Marks
Name	Name

National Commercial Sales Manager	President & CEO
Title	Title

6/17/11	6/17/11
Date	Date